UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SIERRA BANCORP

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SIERRA BANCORP 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET SIERRA BANCORP 86 NORTH MAIN STREET PORTERVILLE, CA 93257 D51086-P55154 You invested in SIERRA BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2021 7:30 p.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/BSRR2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D51087-P55154 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Albert L. Berra For 1b. Julie G. Castle For 1c. Vonn R. Christenson For 1d. Laurence S. Dutto For 1e. Kevin J. McPhaill For 1f. Gordon T. Woods For 2. Ratification of the appointment of Eide Bailly LLP as the independent registered public accounting firm. For 3. To ratify Indemnification Agreements with the directors and certain executive officers as described in the proxy statement dated April 15, 2021. For 4. To approve, by non-binding vote, executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.